Exhibit 10.2


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") NOR UNDER ANY STATE SECURITIES LAW AND NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

No. _____                                                       _______ Shares


                             WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK

                                      OF

                      STARTECH ENVIRONMENTAL CORPORATION

            This is to certify that, FOR VALUE RECEIVED, INTERCAPITAL GROUP, LLC, a California limited liability company (the "Holder") is entitled to purchase, subject to the provisions of this Warrant (this "Warrant"), from Startech Environmental Corporation, a Colorado corporation (the "Company"), at any time or from time to time during the period beginning on ____________, 2005 (the "Commencement Date"), until ____________, 2008 (the "Expiration Date"), __________ fully paid, validly issued and nonassessable shares of common stock, no par value, of the Company (the "Common Stock") at an exercise price of $______ per share (subject to adjustment pursuant to Section 2(b) hereof) (the "Exercise Price"). The shares of Common Stock deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Shares."

            This Warrant is being issued in connection with the private placement of shares of the Company's common stock, no par value, in accordance with the terms of a Securities Purchase and Registration Rights Agreement dated as of March 21, 2005 by and between the Company and the Holder (the "Purchase Agreement"). Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      1. Exercise of Warrant. This Warrant may be exercised in whole at any time or in part from time to time on or after the Commencement Date and until 5:00 p.m. (Eastern Standard Time), on the Expiration Date; provided, however, that if such day is a day on which banking institutions in the State of Connecticut are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form, annexed hereto, duly executed and accompanied by payment of the Exercise Price in the form of a wire transfer or Federal funds check for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise hereof, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, if any, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

      2.    Adjustment of Exercise Price and Number of Warrant Shares.

            (a) In the event the Company shall, at any time or from time to time after the Commencement Date, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Exercise Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by multiplying (x) the Exercise Price in effect immediately prior thereto by
(y) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Change of Shares and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Change of Shares. Such adjustment shall be made successively whenever such an issuance is made.

            (b)   Upon each  adjustment  of the  Exercise  Price  pursuant  to
Section 2(a) hereof, the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall be such number of shares (calculated to the nearest tenth) purchasable at the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after giving effect to such adjustment.

            (c) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation or other entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation or other entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that the Holder of this Warrant shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that would have been purchased upon exercise in full of this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Holder of this Warrant such shares of stock, securities or property (including cash) as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations of the Company under this Warrant. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (d) Irrespective of any adjustments or changes in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, this Warrant certificate shall continue to express the Exercise Price per share and the number of shares of Common Stock purchasable hereunder as the Exercise Price per share and the number of shares of Common stock purchasable therefor as were expressed in this Warrant certificate when the same was originally issued.

            (e) After each adjustment of the Purchase Price pursuant to this Section 2, the Company will promptly prepare a certificate signed by the Chairman, the President or the Chief Financial Officer of the Company setting forth: (1) the Exercise Price as so adjusted, (2) the number of shares of Common Stock purchasable upon exercise of this Warrant after such adjustment, and (3) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a copy of such certificate to be sent by ordinary first class mail to the Holder of this Warrant at such Holder's last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of any such adjustment.

      3. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

      4. Exchange, Transfer, Assignment of Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of like tenor and of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the assignment form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. As a condition of such assignment, however, such assignee shall deliver to the Company an opinion of counsel to the effect that registration of such transfer under the Securities Act of 1933, as amended, and applicable state securities laws is not required. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      5.    Restrictive  Legend.  Each  Warrant  Share,  when  issued,   shall
include a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM,

      SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

      THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR
      PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      6. Holder Not Deemed Stockholder. The Holder of this Warrant shall not, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant in accordance with the provisions hereof.

      7. Agreement of Warrant Holders. The Holder of this Warrant, by such Holder's acceptance thereof, consents and agrees with the Company that:

            (a) This Warrant is transferable only on the registry books of the Company by the Holder thereof in person or by his attorney duly authorized in writing and only if this Warrant certificate is surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion; and

            (b) The Company may deem and treat the person in whose name this Warrant certificate is registered as the holder and as the absolute, true and lawful owner of this Warrant for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary.

      8. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Connecticut, without reference to principles of conflict of laws.

      9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns, and the registered Holder from time to time of this Warrant certificate. Nothing in this Warrant is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

      10. Transfer Taxes. The issuance of certificates for shares of Common Stock shall be made without charge for any tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the Holder, the Company shall not be required to issue or deliver any stock certificate or certificates unless and until the Holder has paid to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Company that such tax has been paid or is not due.

      11. Certain Notices. In case at any time the Company shall propose to:

            (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends) to all holders of Common Stock; or

            (b) issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

            (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation or merger with or into any corporation or other entity in which the Company is not the surviving corporation or any sale, lease or conveyance of all or substantially all of its assets; or

            (d) effect any liquidation, dissolution or winding-up of the Company (whether voluntary or involuntary);

then, and in any one or more of such cases, the Company shall give written notice thereof, by certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear on the books of the Company, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, or
(ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for shares of stock or other securities or property, including cash, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up.

      12. Amendment. This Warrant may not be amended by the Company without the prior written consent of the Holder; any amendment to which the Holder so consents shall bind its successors and permitted transferees and assigns.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has executed this Warrant as of _____________, 2005.


                                    STARTECH ENVIRONMENTAL CORPORATION


                                    By:_________________________________
                                       Joseph F. Longo
                                       Chairman, Chief Executive Officer and
                                       President


[SEAL]

Dated:   ___________, 2005

Attest:



By:__________________________________
    Peter Scanlon
    Chief Financial Officer, Treasurer and Secretary

                                 PURCHASE FORM
                                 -------------



            The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Common Stock and hereby makes payment of $_________ in payment of the full exercise price therefor.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name_________________________________________________________
        (Please typewrite or print in block letters)

Address______________________________________________________


Social Security No./Taxpayer ID No.

_____________________________________________________________


Signature____________________________________________________


Dated________________________________________________________

                                ASSIGNMENT FORM
                                ---------------


            FOR VALUE RECEIVED,_____________________ hereby sells, assigns and transfers unto

Name___________________________________________________________
        (Please typewrite or print in block letters)

Address________________________________________________________


the right to purchase shares Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint___________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:_____________________________


Signature_________________________